UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index
6-Month	10.57%	4.21%	8.18%
1-Year	18.27	11.47	15.04
5-Year	9.54	8.25	8.37
10-Year	5.02	4.40	4.00

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER GLOBAL FUND

Fund Performance Discussion

For the six-month reporting period ended March 31, 2017 the Fund’s Class A shares (without sales charge) returned 10.57% versus the MSCI All Country World Index (the “Index”), its benchmark, which returned 8.18%. The Fund outperformed the Index in eight out of eleven sectors of the Index, led by stock selection in the financials, consumer discretionary and health care sectors. The Fund underperformed in the information technology sector due to stock selection and the materials sector, where stock selection and an underweight position detracted from performance.

Starting with the fourth quarter of 2016, markets were largely driven by a turn in expectations. The catalyst was the outcome of the Presidential election in the U.S. and a reassessment of electoral dynamics elsewhere. Financials was the best performing sector in the market over the fourth quarter and the overall six-month reporting period with the recognition that reality in the future doesn’t have to be the reality of the last two years. Central banks may not necessarily continue stomping on interest rates all around the world and there can be a slightly different, less draconian approach to regulation. If so, the environment for financial institutions shouldn’t be quite as bad as it has been. This change in expectations over the fourth quarter also benefited the stock prices of luxury and media companies, some of which we held.

We invest in intellectual property and this is reflected in our overweight positions in health care and information technology. We outperformed in health care as our individual stock holdings performed well. This was not the case in information technology where software companies—the area in which we are more focused—experienced profit taking as investors preferred the more cyclical hardware suppliers.

Many cyclical companies and industries rallied in the fourth quarter, especially in the energy and materials sectors. However, the run up for energy stalled in the first quarter of 2017 and the miners did not outperform the market by much, which is a big shift from the last three quarters of 2016. We are perennially underweight energy, and the same is true for materials. We like certain companies for the technology they have or their access to a very scarce resource. However we don’t believe that we can predict either energy or materials prices consistently, and so will continue to invest relatively little in those sectors. For the overall reporting period, the Fund outperformed in the energy sector, but underperformed in materials as mentioned earlier.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included Citigroup, Inc.,

3 OPPENHEIMER GLOBAL FUND

LVMH Moet Hennessy Louis Vuitton SE and Airbus SE.

Citigroup is a U.S.-based global diversified financial services company. It has the most pervasive bank payment system in the world, with over 200 million customer accounts in roughly 160 countries. Any global company with revenues and/or operations with internationally dispersed revenues, or suppliers, or operations, is likely to maintain an account with Citigroup, and any company reaching that stage in their development is likely to open one. It was this indispensability that led us to buy Citigroup in late 2012 when we believed that the shares were significantly undervalued. The shares have performed well for us in the period, although they have been quite volatile over the past year. They declined significantly during the first quarter of 2016 on fears of “low forever” interest rates; they have rebounded on a reversal of that view in the wake of the U.S. election.

LVMH Moet Hennessy Louis Vuitton is an iconic global luxury company with 70 brands across fashion and leather goods, watches and jewelry, wines and spirits, perfumes and cosmetics, and selective retailing. Brands include Louis Vuitton, Bulgari, Fendi, Givenchy, Tag Heuer, Hennessy, Moet & Chandon, Sephora and Benefit; LVMH also owns DFS, the airport duty-free retailer. Given the wide moat and exclusive nature of the brands LVMH owns, the company is positioned to benefit from the growing demand for luxury goods, particularly in the emerging markets.

Customers are willing to pay premium prices, enabling LVMH to potentially earn above-average margins and deliver return on invested capital meaningfully above its cost of capital.

Airbus rose over the first quarter of 2017 as there is growing confidence that it can convert its massive order backlog into cash flow.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Twitter, Inc., KDDI Corp. and MacroGenics, Inc.

Twitter declined in price in the first quarter of 2017. Despite some signs of progress in user engagement, growth in users has, at least for now, stalled, and this has the share price stalled too. There are challenges at Twitter but there are also a lot of opportunities too. We continue to hold the stock.

KDDI is a leading provider of integrated mobile and fixed broadband communication in Japan. The telecommunications market there is one of the highest priced in the world and has an oligopolistic structure, in which KDDI is one of the few players. The stock experienced profit taking after announcing slightly weaker than expected results during the fourth quarter of 2016. We believe it continues to be a very cheaply valued company with a favorable return on capital and an attractive dividend in an industry with secular demand growth and a favorable

4 OPPENHEIMER GLOBAL FUND

competitive structure, and we continue to hold it.

MacroGenics develops biologics for autoimmune disorders, cancer and infectious disease. There’s been market chatter about slow pipeline development this reporting period. We continue to like the technology platform and continue to hold a position.

OUTLOOK AND POSITIONING

Life is not smooth. Variability is part of our experience as humans. Some periods in life are quite testing and difficult. The same is true in investing. It would be ideal for our portfolio to rise by 5 or 6 basis points each day. That would, over a five year horizon, provide for a return of between 13% and 16% annualized. However, that is not reality. Investment reality is, in that sense, a lot like life itself. It is full of variability even when done exceptionally. We try to assemble a portfolio that is adaptable to this reality by emphasizing the quality and sustainability of each company we invest in. We believe businesses which have these two traits can weather a future full of unforeseen variability. Price matters too. It sets off the potential for returns when properly combined with quality and sustainability of enterprise.

Good businesses, with the characteristics described above, are not found everywhere, so we believe there is little value in thinking about opportunity within a benchmark centric framework. We begin with growth themes that are very long term and structural in nature and look for businesses which are advantaged by them. An example of such themes includes the human desire for status and happiness.

Within this broad idea we own some of the world’s best luxury goods companies. The use of advanced technology to advance the treatment of illnesses for which there is no cure, or the increasing electronic content of automobiles and trucks are others. None are present to capitalize on a market regime or cycle; instead they play upon trends which will unfold over the next decade or more.

Rajeev Bhaman, CFA Portfolio Manager

John C. Delano, CFA[1] Co-Portfolio Manager

1. John C. Delano became a Co-Portfolio Manager in March 2017.

5 OPPENHEIMER GLOBAL FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

S&P Global, Inc.	3.3%
Airbus SE	2.9
Citigroup, Inc.	2.9
Alphabet, Inc., Cl. C	2.7
Alphabet, Inc., Cl. A	2.7
LVMH Moet Hennessy Louis Vuitton SE	2.6
Murata Manufacturing Co. Ltd.	2.6
SAP SE	2.6
Colgate-Palmolive Co.	2.5
Facebook, Inc., Cl. A	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	45.8%
Japan	14.3
Germany	9.2
France	8.9
United Kingdom	6.5
India	3.9
Switzerland	3.2
Spain	2.7
China	1.5
Sweden	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments.

6 OPPENHEIMER GLOBAL FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	10.57%	18.27%	9.54%	5.02%
Class B (OGLBX)	8/17/93	10.16	17.38	8.66	4.50
Class C (OGLCX)	10/2/95	10.16	17.38	8.73	4.24
Class I (OGLIX)	1/27/12	10.82	18.79	10.02	11.30*
Class R (OGLNX)	3/1/01	10.43	17.96	9.24	4.71
Class Y (OGLYX)	11/17/98	10.70	18.55	9.81	5.34

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	4.21%	11.47%	8.25%	4.40%
Class B (OGLBX)	8/17/93	5.16	12.38	8.37	4.50
Class C (OGLCX)	10/2/95	9.16	16.38	8.73	4.24
Class I (OGLIX)	1/27/12	10.82	18.79	10.02	11.30*
Class R (OGLNX)	3/1/01	10.43	17.96	9.24	4.71
Class Y (OGLYX)	11/17/98	10.70	18.55	9.81	5.34

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.

7 OPPENHEIMER GLOBAL FUND

Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER GLOBAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER GLOBAL FUND

Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017
Class A	$ 1,000.00	$ 1,105.70	$ 5.90
Class B	1,000.00	1,101.60	9.95
Class C	1,000.00	1,101.60	9.95
Class I	1,000.00	1,108.20	3.74
Class R	1,000.00	1,104.30	7.32
Class Y	1,000.00	1,107.00	4.69

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.35	5.65
Class B	1,000.00	1,015.51	9.54
Class C	1,000.00	1,015.51	9.54
Class I	1,000.00	1,021.39	3.58
Class R	1,000.00	1,018.00	7.02
Class Y	1,000.00	1,020.49	4.49

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	1.89
Class C	1.89
Class I	0.71
Class R	1.39
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—15.3%
Automobiles—0.9%
Suzuki Motor Corp.	1,952,200	$81,281,288

Hotels, Restaurants & Leisure—0.7%
International Game Technology plc	2,849,010	67,521,537

Internet & Catalog Retail—1.5%
JD.com, Inc., ADR[1]	4,365,018	135,795,710

Leisure Products—0.6%
Nintendo Co. Ltd.	245,700	57,146,497

Media—2.9%
Walt Disney Co. (The)	1,636,700	185,585,413
Zee Entertainment Enterprises Ltd.	9,536,044	78,643,439
		264,228,852

Specialty Retail—3.5%
Industria de Diseno Textil SA	5,422,587	191,129,358
Tiffany & Co.	1,436,868	136,933,521
		328,062,879

Textiles, Apparel & Luxury Goods—5.2%
Brunello Cucinelli SpA	1,349,989	32,114,964
Kering	665,315	172,241,732
LVMH Moet Hennessy Louis Vuitton SE	1,090,510	239,780,501
Tod’s SpA	444,481	34,780,749
		478,917,946

Consumer Staples—5.0%
Food & Staples Retailing—0.5%
Whole Foods Market, Inc.	1,461,190	43,426,567

Food Products—2.0%
Unilever plc	3,664,099	180,851,673

Household Products—2.5%
Colgate-Palmolive Co.	3,202,128	234,363,748

Energy—0.9%
Energy Equipment & Services—0.9%
TechnipFMC plc[1]	2,425,034	78,914,046

	Shares	Value
Financials—21.7%
Capital Markets—7.3%
Credit Suisse Group AG1	3,554,968	$52,804,774
Goldman Sachs Group, Inc. (The)	705,858	162,149,700
S&P Global, Inc.	2,311,073	302,149,684
UBS Group AG	9,741,558	155,914,596
		673,018,754

Commercial Banks—6.7%
Banco Bilbao Vizcaya Argentaria SA	7,481,350	58,021,701
Citigroup, Inc.	4,404,350	263,468,217
ICICI Bank Ltd., Sponsored ADR	14,060,939	120,924,075
Societe Generale SA	2,537,080	129,026,759
Sumitomo Mitsui Financial Group, Inc.	1,148,700	41,882,322
		613,323,074

Insurance—6.0%
Allianz SE	910,791	168,713,238
Dai-ichi Life Holdings, Inc.	7,239,000	130,503,280
FNF Group	2,208,660	86,005,220
Prudential plc	8,094,230	171,221,027
		556,442,765

Real Estate Management & Development—1.7%
DLF Ltd.[1]	66,889,896	153,111,697

Health Care—15.4%
Biotechnology—6.0%
ACADIA Pharmaceuticals, Inc.[1]	2,296,479	78,952,948
Biogen, Inc.[1]	350,220	95,757,152
BioMarin Pharmaceutical, Inc.[1]	517,814	45,453,713
Bluebird Bio, Inc.[1]	501,239	45,562,625
Blueprint Medicines Corp.[1]	330,263	13,207,217
Circassia Pharmaceuticals plc[1,2]	16,970,348	22,698,577
Gilead Sciences, Inc.	1,271,540	86,362,997
Ionis Pharmaceuticals, Inc.[1]	1,403,626	56,425,765
MacroGenics, Inc.[1]	1,707,667	31,762,606

11 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Sage Therapeutics, Inc.[1]	849,709	$60,388,819
Vertex Pharmaceuticals, Inc.[1]	176,607	19,311,976
		555,884,395

Health Care Equipment & Supplies—1.9%
Swiss Medical SA1,2,3	526,084,560	47,857,912
Zimmer Biomet Holdings, Inc.	1,050,064	128,223,315
		176,081,227

Health Care Providers & Services—4.7%
Aetna, Inc.	1,649,499	210,393,597
Anthem, Inc.	1,067,442	176,533,558
Centene Corp.[1]	652,060	46,465,796
		433,392,951

Pharmaceuticals—2.8%
Bayer AG	1,043,909	120,330,956
Roche Holding AG	322,105	82,170,715
Shire plc	934,432	54,368,710
		256,870,381

Industrials—12.6%
Aerospace & Defense—2.9%
Airbus SE	3,561,898	271,058,334

Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	950,650	102,004,745

Airlines—0.6%
International Consolidated Airlines Group SA	8,170,710	54,222,293

Building Products—1.4%
Assa Abloy AB, Cl. B	6,401,588	131,370,774

Construction & Engineering—0.4%
FLSmidth & Co. AS	705,869	37,735,832

Electrical Equipment—3.0%
Emerson Electric Co.	774,638	46,369,831
Nidec Corp.	1,983,016	189,058,031
Prysmian SpA	1,410,981	37,299,711
		272,727,573

Industrial Conglomerates—2.3%
3M Co.	733,820	140,401,780
Siemens AG	504,583	69,120,404
		209,522,184

	Shares	Value
Machinery—0.9%
FANUC Corp.	399,800	$82,168,780

Information Technology—24.6%
Electronic Equipment, Instruments, & Components—6.4%
Keyence Corp.	472,006	189,328,728
Kyocera Corp.	2,031,200	113,452,996
Murata Manufacturing Co. Ltd.	1,673,504	238,754,591
TDK Corp.	785,600	49,902,784
		591,439,099

Internet Software & Services—8.3%
Alphabet, Inc., Cl. A1	290,790	246,531,762
Alphabet, Inc., Cl. C1	301,603	250,197,785
Facebook, Inc., Cl. A1	1,531,030	217,482,811
Twitter, Inc.[1]	3,659,440	54,708,628
		768,920,986

IT Services—1.1%
Earthport plc[1,2]	46,902,132	15,758,656
PayPal Holdings, Inc.[1]	1,922,048	82,686,505
		98,445,161

Semiconductors & Semiconductor Equipment—2.0%
Maxim Integrated Products, Inc.	4,106,073	184,609,042

Software—6.8%
Adobe Systems, Inc.[1]	1,448,354	188,474,306
Intuit, Inc.	1,714,310	198,842,817
SAP SE	2,390,651	234,580,868
		621,897,991

Materials—0.9%
Chemicals—0.9%
Linde AG	496,026	82,565,201

Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
KDDI Corp.	4,983,200	130,933,229
Total Common Stocks (Cost $4,516,286,525)		9,008,257,211

12 OPPENHEIMER GLOBAL FUND

	Shares	Value
Preferred Stocks—1.9%
Bayerische Motoren Werke (BMW) AG, Preference	2,140,141	$168,574,854
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	29,407,492	4,284,206
Total Preferred Stocks (Cost $70,799,259)		172,859,060

	Shares	Value
Investment Company—0.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[2,4] (Cost $481,009)	481,009	$481,009

Total Investments, at Value (Cost $4,587,566,793)	99.7%	9,181,597,280
Net Other Assets (Liabilities)	0.3	28,817,819
Net Assets	100.0%	$9,210,415,099

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017

Circassia Pharmaceuticals plc	16,970,348	—	—	16,970,348
Earthport plc	46,902,132	—	—	46,902,132
Oppenheimer Institutional Government Money Market Fund, Cl. E	28,107,943	246,268,554	273,895,488	481,009
Swiss Medical SA	526,084,560	—	—	526,084,560

			Value	Income
Circassia Pharmaceuticals plc			$22,698,577	$—
Earthport plc			15,758,656	—
Oppenheimer Institutional Government Money Market Fund, Cl. E			481,009	15,667
Swiss Medical SA			47,857,912	—

Total			$86,796,154	$15,667

3. Restricted security. The aggregate value of restricted securities at period end was $47,857,912, which represents 0.52% of the Fund’s net assets. See    Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$47,857,912	$17,467,912

4. Rate shown is the 7-day yield at period end.

13 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,221,675,176	45.8%
Japan	1,304,412,526	14.3
Germany	843,885,520	9.2
France	812,107,326	8.9
United Kingdom	591,187,808	6.5
India	356,963,417	3.9
Switzerland	290,890,085	3.2
Spain	249,151,059	2.7
China	135,795,710	1.5
Sweden	131,370,774	1.4
Italy	104,195,424	1.1
Ireland	54,368,710	0.6
Argentina	47,857,913	0.5
Denmark	37,735,832	0.4

Total	$9,181,597,280	100.0%

See accompanying Notes to Financial Statements.

14 OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,447,859,769)	$9,094,801,126
Affiliated companies (cost $139,707,024)	86,796,154

9,181,597,280

Cash	9,063,886

Cash—foreign currencies (cost $1)	1

Receivables and other assets:
Investments sold	50,464,004
Shares of beneficial interest sold	28,034,761
Dividends	24,357,192
Other	1,011,849

Total assets	9,294,528,973

Liabilities
Payables and other liabilities:
Investments purchased	41,027,613
Shares of beneficial interest redeemed	38,978,575
Trustees’ compensation	1,868,875
Distribution and service plan fees	1,537,677
Foreign capital gains tax	119,360
Shareholder communications	6,795
Other	574,979

Total liabilities	84,113,874

Net Assets	$9,210,415,099

Composition of Net Assets
Paid-in capital	$4,351,137,991

Accumulated net investment loss	(29,154,920)

Accumulated net realized gain on investments and foreign currency transactions	294,977,282

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,593,454,746

Net Assets	$9,210,415,099

15 OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,386,581,080 and 77,408,951 shares of beneficial interest outstanding)	$82.50
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$87.53

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,604,814 and 339,783 shares of beneficial interest outstanding)	$75.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $614,896,733 and 8,044,244 shares of beneficial interest outstanding)	$76.44

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $777,705,139 and 9,414,516 shares of beneficial interest outstanding)	$82.61

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $204,426,676 and 2,488,992 shares of beneficial interest outstanding)	$82.13

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,201,200,657 and 14,540,595 shares of beneficial interest outstanding)	$82.61

See accompanying Notes to Financial Statements.

16 OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,601,704)	$30,452,800
Affiliated companies	15,667
Interest	7,154

Total investment income	30,475,621

Expenses
Management fees	29,570,278

Distribution and service plan fees:
Class A	7,302,546
Class B	149,242
Class C	3,022,566
Class R	503,550

Transfer and shareholder servicing agent fees:
Class A	6,854,431
Class B	32,993
Class C	666,869
Class I	101,112
Class R	222,848
Class Y	1,295,380

Shareholder communications:
Class A	25,895
Class B	144
Class C	4,186
Class I	1,442
Class R	516
Class Y	4,529

Custodian fees and expenses	303,774

Borrowing fees	80,564

Trustees’ compensation	72,454

Other	261,443

Total expenses	50,476,762
Less reduction to custodian expenses	(2,039)
Less waivers and reimbursements of expenses	(310,683)

Net expenses	50,164,040

Net Investment Loss	(19,688,419)

17 OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$361,334,771
Foreign currency transactions	(2,164,807)

Net realized gain	359,169,964

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $(649,207))	561,548,512
Translation of assets and liabilities denominated in foreign currencies	(1,802,124)

Net change in unrealized appreciation/depreciation	559,746,388

Net Increase in Net Assets Resulting from Operations	$899,227,933

See accompanying Notes to Financial Statements.

18 OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income (loss)	$(19,688,419)	$60,226,962

Net realized gain (loss)	359,169,964	(23,176,577)

Net change in unrealized appreciation/depreciation	559,746,388	451,614,113

Net increase in net assets resulting from operations	899,227,933	488,664,498

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(42,236,942)	(47,850,321)
Class B	—	—
Class C	—	—
Class I	(7,127,652)	(6,154,999)
Class R	(865,556)	(875,701)
Class Y	(11,116,294)	(12,388,557)

	(61,346,444)	(67,269,578)

Distributions from net realized gain:
Class A	—	(309,442,134)
Class B	—	(2,938,010)
Class C	—	(32,627,906)
Class I	—	(23,658,105)
Class R	—	(9,795,265)
Class Y	—	(57,383,411)

	—	(435,844,831)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(589,647,805)	(532,401,982)
Class B	(13,761,196)	(29,844,040)
Class C	(69,632,264)	(44,216,356)
Class I	50,124,645	155,596,799
Class R	(24,653,904)	(15,159,836)
Class Y	(89,990,067)	(68,276,710)

	(737,560,591)	(534,302,125)

Net Assets
Total increase (decrease)	100,320,898	(548,752,036)

Beginning of period	9,110,094,201	9,658,846,237

End of period (including accumulated net investment income (loss) of $(29,154,920) and $51,879,943, respectively)	$9,210,415,099	$9,110,094,201

See accompanying Notes to Financial Statements.

19 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$75.13	$74.79	$80.61	$76.06	$60.82	$51.78

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.17)	0.47	0.61[3]	0.62[3]	0.64[3]	0.56
Net realized and unrealized gain (loss)	8.06	3.75	(1.95)[3]	6.83[3]	15.33[3]	9.56

Total from investment operations	7.89	4.22	(1.34)	7.45	15.97	10.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.52)	(0.66)	(0.61)	(0.63)	(1.06)
Distributions from net realized gain	0.00	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)

Total dividends and/or distributions to shareholders	(0.52)	(3.88)	(4.48)	(2.90)	(0.73)	(1.08)

Net asset value, end of period	$82.50	$75.13	$74.79	$80.61	$76.06	$60.82

Total Return, at Net Asset Value[4]	10.57%	5.62%	(1.87)%	10.01%	26.52%	19.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,386,581	$6,391,711	$6,935,324	$7,351,617	$7,497,366	$6,509,607

Average net assets (in thousands)	$6,248,028	$6,645,501	$7,558,014	$7,648,870	$7,017,280	$6,551,108

Ratios to average net assets:[5]
Net investment income (loss)	(0.45)%	0.64%	0.76%[3]	0.78%[3]	0.93%[3]	0.99%
Expenses excluding specific expenses listed below	1.13%	1.13%	1.13%	1.14%	1.19%	1.22%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.13%	1.13%	1.13%	1.14%	1.19%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.13%[8]	1.13%[8]	1.14%[8]	1.19%[8]	1.22%[8]

Portfolio turnover rate	3%	6%	11%	11%	11%	12%

20 OPPENHEIMER GLOBAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the years ended September 30, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.13%
Year Ended September 30, 2016	1.13%
Year Ended September 30, 2015	1.13%
Year Ended September 30, 2014	1.14%
Year Ended September 30, 2013	1.19%
Year Ended September 28, 2012	1.22%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$68.41	$68.44	$74.03	$70.04	$56.03	$47.59

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.53)	(0.13)	(0.02)[3]	(0.04) [3]	0.01[3]	0.06
Net realized and unrealized gain (loss)	7.48	3.46	(1.75) [3]	6.32[3]	14.18[3]	8.84

Total from investment operations	6.95	3.33	(1.77)	6.28	14.19	8.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.08)	(0.44)
Distributions from net realized gain	0.00	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)

Total dividends and/or distributions to shareholders	0.00	(3.36)	(3.82)	(2.29)	(0.18)	(0.46)

Net asset value, end of period	$75.36	$68.41	$68.44	$74.03	$70.04	$56.03

Total Return, at Net Asset Value[4]	10.16%	4.80%	(2.62)%	9.14%	25.39%	18.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,605	$36,722	$67,560	$109,495	$144,206	$163,538

Average net assets (in thousands)	$29,992	$49,931	$89,091	$128,588	$152,754	$182,874

Ratios to average net assets:[5]
Net investment income (loss)	(1.51)%	(0.20)%	(0.03)% [3]	(0.06)% [3]	0.01%[3]	0.11%
Expenses excluding specific expenses listed below	1.90%	1.90%	1.90%	1.98%	2.20%	2.24%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.90%	1.90%	1.90%	1.98%	2.20%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.90%[8]	1.90%[8]	1.95%	2.10%	2.07%

Portfolio turnover rate	3%	6%	11%	11%	11%	12%

22 OPPENHEIMER GLOBAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the years ended September 30, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.90%
Year Ended September 30, 2016	1.90%
Year Ended September 30, 2015	1.90%
Year Ended September 30, 2014	1.98%
Year Ended September 30, 2013	2.20%
Year Ended September 28, 2012	2.24%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$69.39	$69.37	$75.10	$71.11	$56.93	$48.46

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.44)	(0.08)	(0.01)[3]	0.03[3]	0.14[3]	0.14
Net realized and unrealized gain (loss)	7.49	3.46	(1.79) [3]	6.40[3]	14.38[3]	8.96

Total from investment operations	7.05	3.38	(1.80)	6.43	14.52	9.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.11)	(0.15)	(0.24)	(0.61)
Distributions from net realized gain	0.00	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)

Total dividends and/or distributions to shareholders	0.00	(3.36)	(3.93)	(2.44)	(0.34)	(0.63)

Net asset value, end of period	$76.44	$69.39	$69.37	$75.10	$71.11	$56.93

Total Return, at Net Asset Value[4]	10.16%	4.80%	(2.60)%	9.20%	25.62%	18.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$614,897	$626,045	$674,573	$695,102	$666,584	$580,390

Average net assets (in thousands)	$607,815	$653,577	$715,064	$699,835	$623,949	$591,634

Ratios to average net assets:[5]
Net investment income (loss)	(1.22)%	(0.12)%	(0.01)% [3]	0.04%[3]	0.22%[3]	0.26%
Expenses excluding specific expenses listed below	1.90%	1.90%	1.90%	1.88%	1.90%	1.94%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.90%	1.90%	1.90%	1.88%	1.90%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.90%[8]	1.90%[8]	1.88%[8]	1.90%[8]	1.94%[8]

Portfolio turnover rate	3%	6%	11%	11%	11%	12%

24 OPPENHEIMER GLOBAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the years ended September 30, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.90%
Year Ended September 30, 2016	1.90%
Year Ended September 30, 2015	1.90%
Year Ended September 30, 2014	1.88%
Year Ended September 30, 2013	1.90%
Year Ended September 28, 2012	1.94%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$75.40	$75.07	$80.92	$76.36	$61.08	$57.08

Income (loss) from investment operations:
Net investment income[3]	0.03	0.80	0.95[4]	1.12[4]	1.01[4]	0.53
Net realized and unrealized gain (loss)	8.03	3.77	(1.96)[4]	6.70[4]	15.33[4]	3.47

Total from investment operations	8.06	4.57	(1.01)	7.82	16.34	4.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.85)	(0.88)	(1.02)	(0.97)	(0.96)	0.00
Distributions from net realized gain	0.00	(3.36)	(3.82)	(2.29)	(0.10)	0.00

Total dividends and/or distributions to shareholders	(0.85)	(4.24)	(4.84)	(3.26)	(1.06)	0.00

Net asset value, end of period	$82.61	$75.40	$75.07	$80.92	$76.36	$61.08

Total Return, at Net Asset Value[5]	10.82%	6.05%	(1.44)%	10.49%	27.12%	7.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$777,705	$663,292	$499,965	$343,373	$60,732	$12,762

Average net assets (in thousands)	$676,417	$567,921	$433,479	$252,001	$41,484	$6,763

Ratios to average net assets:[6]
Net investment income	0.08%	1.11%	1.18%[4]	1.40%[4]	1.44%[4]	1.37%
Expenses excluding specific expenses listed below	0.71%	0.71%	0.71%	0.70%	0.71%	0.73%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.71%	0.71%	0.71%	0.70%	0.71%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[9]	0.71%[9]	0.71%[9]	0.70%[9]	0.71%[9]	0.73%[9]

Portfolio turnover rate	3%	6%	11%	11%	11%	12%

26 OPPENHEIMER GLOBAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the years ended September 30, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.71%
Year Ended September 30, 2016	0.71%
Year Ended September 30, 2015	0.71%
Year Ended September 30, 2014	0.70%
Year Ended September 30, 2013	0.71%
Period Ended September 28, 2012	0.73%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$74.69	$74.35	$80.17	$75.68	$60.47	$51.46

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.27)	0.28	0.39[3]	0.41[3]	0.44[3]	0.38
Net realized and unrealized gain (loss)	8.03	3.72	(1.93)[3]	6.81[3]	15.27[3]	9.49

Total from investment operations	7.76	4.00	(1.54)	7.22	15.71	9.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.30)	(0.46)	(0.44)	(0.40)	(0.84)
Distributions from net realized gain	0.00	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)

Total dividends and/or distributions to shareholders	(0.32)	(3.66)	(4.28)	(2.73)	(0.50)	(0.86)

Net asset value, end of period	$82.13	$74.69	$74.35	$80.17	$75.68	$60.47

Total Return, at Net Asset Value[4]	10.43%	5.33%	(2.13)%	9.73%	26.16%	19.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$204,427	$210,141	$224,577	$236,838	$214,310	$192,647

Average net assets (in thousands)	$203,045	$217,020	$240,784	$232,983	$200,060	$203,213

Ratios to average net assets:[5]
Net investment income (loss)	(0.71)%	0.39%	0.49%[3]	0.52%[3]	0.64%[3]	0.67%
Expenses excluding specific expenses listed below	1.40%	1.39%	1.40%	1.40%	1.47%	1.55%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.40%	1.39%	1.40%	1.40%	1.47%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.39%[8]	1.40%[8]	1.40%[8]	1.47%[8]	1.55%[8]

Portfolio turnover rate	3%	6%	11%	11%	11%	12%

28 OPPENHEIMER GLOBAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the years ended September 30, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.40%
Year Ended September 30, 2016	1.39%
Year Ended September 30, 2015	1.40%
Year Ended September 30, 2014	1.40%
Year Ended September 30, 2013	1.47%
Year Ended September 28, 2012	1.55%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$75.32	$75.00	$80.81	$76.25	$61.00	$51.95

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.08)	0.65	0.78[3]	0.83[3]	0.83[3]	0.72
Net realized and unrealized gain (loss)	8.07	3.76	(1.94)[3]	6.84[3]	15.35[3]	9.58

Total from investment operations	7.99	4.41	(1.16)	7.67	16.18	10.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.70)	(0.73)	(0.83)	(0.82)	(0.83)	(1.23)
Distributions from net realized gain	0.00	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)

Total dividends and/or distributions to shareholders	(0.70)	(4.09)	(4.65)	(3.11)	(0.93)	(1.25)

Net asset value, end of period	$82.61	$75.32	$75.00	$80.81	$76.25	$61.00

Total Return, at Net Asset Value[4]	10.70%	5.87%	(1.64)%	10.30%	26.85%	20.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,201,200	$1,182,183	$1,256,847	$1,480,337	$1,330,188	$977,716

Average net assets (in thousands)	$1,181,408	$1,248,978	$1,302,957	$1,454,338	$1,147,539	$839,762

Ratios to average net assets:[5]
Net investment income (loss)	(0.21)%	0.90%	0.96%[3]	1.04%[3]	1.21%[3]	1.26%
Expenses excluding specific expenses listed below	0.90%	0.90%	0.90%	0.89%	0.92%	0.93%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.90%	0.90%	0.90%	0.89%	0.92%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.90%[8]	0.90%[8]	0.89%[8]	0.92%[8]	0.93%[8]

Portfolio turnover rate	3%	6%	11%	11%	11%	12%

30 OPPENHEIMER GLOBAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the years ended September 30, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.90%
Year Ended September 30, 2016	0.90%
Year Ended September 30, 2015	0.90%
Year Ended September 30, 2014	0.89%
Year Ended September 30, 2013	0.92%
Year Ended September 28, 2012	0.93%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

32 OPPENHEIMER GLOBAL FUND

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

33 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$33,547,144

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $33,547,144 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

34 OPPENHEIMER GLOBAL FUND

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,600,472,566
Federal tax cost of other investments	1

Total federal tax cost	$4,600,472,567

Gross unrealized appreciation	$4,957,793,748
Gross unrealized depreciation	(377,244,775)

Net unrealized appreciation	$4,580,548,973

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

35 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

36 OPPENHEIMER GLOBAL FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

37 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$525,836,181	$887,118,528	$—	$1,412,954,709
Consumer Staples	277,790,315	180,851,673	—	458,641,988
Energy	—	78,914,046	—	78,914,046
Financials	934,696,896	1,061,199,394	—	1,995,896,290
Health Care	1,094,802,084	279,568,958	47,857,912	1,422,228,954
Industrials	288,776,356	872,034,159	—	1,160,810,515
Information Technology	1,423,533,656	841,778,623	—	2,265,312,279
Materials	—	82,565,201	—	82,565,201
Telecommunication Services	—	130,933,229	—	130,933,229
Preferred Stocks	4,284,206	168,574,854	—	172,859,060
Investment Company	481,009	—	—	481,009

Total Assets	$4,550,200,703	$4,583,538,665	$47,857,912	$9,181,597,280

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

38 OPPENHEIMER GLOBAL FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

39 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

40 OPPENHEIMER GLOBAL FUND

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	2,375,895	$183,050,940	7,054,917	$516,194,905
Dividends and/or distributions reinvested	541,776	40,324,398	4,539,051	343,197,662
Redeemed	(10,587,595)	(813,023,143)	(19,247,791)	(1,391,794,549)

Net decrease	(7,669,924)	$(589,647,805)	(7,653,823)	$(532,401,982)

Class B
Sold	3,255	$228,368	14,020	$952,647
Dividends and/or distributions reinvested	—	—	41,799	2,895,865
Redeemed	(200,300)	(13,989,564)	(506,136)	(33,692,552)

Net decrease	(197,045)	$(13,761,196)	(450,317)	$(29,844,040)

Class C
Sold	231,987	$16,576,205	928,198	$63,094,417
Dividends and/or distributions reinvested	—	—	430,982	30,285,086
Redeemed	(1,210,143)	(86,208,469)	(2,060,616)	(137,595,859)

Net decrease	(978,156)	$(69,632,264)	(701,436)	$(44,216,356)

Class I
Sold	1,923,615	$150,413,157	3,756,886	$271,777,309
Dividends and/or distributions reinvested	95,139	7,081,167	391,971	29,640,837
Redeemed	(1,401,277)	(107,369,679)	(2,011,509)	(145,821,347)

Net increase	617,477	$50,124,645	2,137,348	$155,596,799

Class R
Sold	198,499	$15,286,905	551,910	$39,800,414
Dividends and/or distributions reinvested	11,271	835,902	137,608	10,366,008
Redeemed	(534,335)	(40,776,711)	(896,305)	(65,326,258)

Net decrease	(324,565)	$(24,653,904)	(206,787)	$(15,159,836)

41 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class Y
Sold	2,519,468	$194,622,633	4,770,281	$348,168,692
Dividends and/or distributions reinvested	140,261	10,445,234	869,115	65,757,225
Redeemed	(3,814,151)	(295,057,934)	(6,702,907)	(482,202,627)

Net decrease	(1,154,422)	$(89,990,067)	(1,063,511)	$(68,276,710)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$262,746,448	$1,064,152,419

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1.0 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Next $2.5 billion	0.63
Next $2.5 billion	0.60
Next $4.0 billion	0.58
Next $8.0 billion	0.56
Over $23.0 billion	0.54

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

42 OPPENHEIMER GLOBAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	122,415
Accumulated Liability as of March 31, 2017	884,759

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund

43 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

March 31, 2017	$261,739	$4,968	$15,195	$14,236	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $3,157 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

44 OPPENHEIMER GLOBAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$232,635
Class B	1,016
Class C	22,532
Class R	7,451
Class Y	43,892

This fee waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending September 30, 2013, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years in the Statements of Changes in Net Assets and the Financial Highlights:

	2013	2014	2015

Net investment income (loss)	$3,724,100	$5,397,233	$6,584,912
Net realized income (loss) on investments	—	(1,416,825)	—
Net unrealized change in appreciation (depreciation)	(3,724,100)	(3,980,408)	(6,584,912)

The cumulative impact of these adjustments also are reflected in the respective component of net assets on the Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

45 OPPENHEIMER GLOBAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46 OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

47 OPPENHEIMER GLOBAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs DirectSM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48 OPPENHEIMER GLOBAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55 OPPENHEIMER GLOBAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0330.001.0317 May 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	5/15/2017